Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date [Axis]: 2025-12-31
Erroneously Awarded Compensation Recovery [Table]
Erroneous Compensation Analysis [Text Block]	(a) Policy Subject to Clawback. All Awards granted under this Plan and any shares of Common Stock delivered or cash paid pursuant to any Award shall be subject to any clawback, forfeiture, or recoupment policy maintained by the Company from time to time (the “Clawback Policy”), including any policy required by NYSE American Listing Rule 303A.14, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any other applicable law or regulation. By accepting an Award under the Plan, each Participant acknowledges and agrees that (i) the Clawback Policy will apply to such Award, (ii) the Company may recover from the Participant any compensation paid under the Plan to the extent required by applicable law, stock exchange listing standards, or the Clawback Policy, and (iii) the Participant will execute any documentation or take any action necessary to facilitate such recovery.

(b) Scope of Recovery. Without limiting the generality of Section 14(a), the Company may recover or require forfeiture of Awards and compensation paid thereunder to the extent required under any Clawback Policy, including in circumstances involving a restatement of financial results, whether or not the Participant engaged in misconduct. The Company’s right of recovery is in addition to, and not in lieu of, any other remedies that may be available to the Company under applicable law or agreement.

(c) Award Agreements. Each Award Agreement issued under the Plan shall include or incorporate by reference the terms of the Clawback Policy then in effect, as amended from time to time. In the event of any inconsistency between an Award Agreement and the Clawback Policy, the Clawback Policy shall control to the extent required by applicable law or NYSE American listing standards.